UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2001
                                  ABC-NACO INC.
                    -----------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                     0-2290                    36-3498749
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(STATE OR OTHER    (COMMISSION  FILE  NUMBER)      (IRS  EMPLOYER
JURISDICTION  OF                               IDENTIFICATION NO)
INCORPORATION)

            2001 BUTTERFIELD ROAD, SUITE 502, DOWNERS GROVE, IL 60515
            ---------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

                                 (630) 852-1300
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM  5.  OTHER  EVENTS.
          --------------

          On January 5, 2001, ABC-NACO Inc. issued a press release announcing the sale of its interest in its brakeshoe joint venture on December 28, 2000. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES
----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ABC-NACO  INC.

By:      /s/  J.P.  Singsank
         -------------------
Name:    J. P. Singsank
Title:   Senior  Vice  President  and  Chief  Financial  Officer

Dated:   January  11,  2001


                                  EXHIBIT INDEX
                                  -------------

Exhibit  Number     Description
---------------     -----------

99.1 Press release dated January 5, 2001 announcing ABC-NACO's sale of its interest in its brakeshoe joint venture.


Safe  Harbor  Statement  Under  The  Private Securities Litigation Reform Act of
--------------------------------------------------------------------------------
1995:
-----
The statements contained in this release which are not historical facts, may be deemed to be forward-looking statements that are subject to change based on various factors which may be beyond the control of ABC-NACO Inc.
Accordingly, actual results could differ materially from those expressed or implied in any such forward-looking statement. Factors that could affect actual results are described more fully in the Company's Annual Report on 10-K for the transition period ended December 31, 1999, under the caption "Cautionary Statement Concerning Forward Looking Statements," and other risks described from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.